                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                   TWELVE-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      12

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      13
                            FINANCIAL STATEMENTS      25
                   NOTES TO FINANCIAL STATEMENTS      30
                  REPORT OF INDEPENDENT AUDITORS      36



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37
                 TRUSTEE AND OFFICER INFORMATION      38

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

-----------------------------
NYSE Ticker Symbol - VIN
-----------------------------

-----------------------------------------------------------------------
One-year total return(1)                                     -2.59%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      1.76%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.09%
-----------------------------------------------------------------------
Commencement date                                          04/22/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      7.25%
-----------------------------------------------------------------------
Net asset value                                               $6.10
-----------------------------------------------------------------------
Closing common share market price                             $5.71
-----------------------------------------------------------------------
One-year high common share market price (07/01/02)            $6.94
-----------------------------------------------------------------------
One-year low common share market price (07/25/02)             $5.41
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2002
- AAA/Aaa............  46.1%   [PIE CHART]
- A/A................   1.6%
- BBB/Baa............   8.6%
- BB/Ba..............  16.4%
- B/B................  21.4%
- CCC/Caa............   3.3%
- CC/Ca..............   1.2%
- C/C................   0.2%
- D/D................   0.1%
- Non-Rated..........   1.1%
As of December 31, 2001
- AAA/Aaa............  43.8%   [PIE CHART]
- A/A................   1.9%
- BBB/Baa............   4.3%
- BB/Ba..............  16.1%
- B/B................  27.7%
- CCC/Caa............   4.6%
- CC/Ca..............   1.3%
- Non-Rated..........   0.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended December 31, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/02                                                                            $0.0435
2/02                                                                            $0.0410
3/02                                                                            $0.0410
4/02                                                                            $0.0410
5/02                                                                            $0.0410
6/02                                                                            $0.0380
7/02                                                                            $0.0380
8/02                                                                            $0.0380
9/02                                                                            $0.0380
10/02                                                                           $0.0380
11/02                                                                           $0.0380
12/02                                                                           $0.0345

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Media-Noncable                                                              5.3%                                2.8%
Telecommunications                                                          3.9%                               12.4%
Chemicals                                                                   3.4%                                1.7%
Gaming                                                                      3.2%                                2.9%
Health Care                                                                   3%                                  2%

Subject to change daily.


NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--December 1992 through December 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
12/92                                                                       7.85                               7.625
                                                                            8.03                               7.875
                                                                            8.17                               8.125
                                                                            8.08                                7.25
12/93                                                                       8.16                                7.75
                                                                            7.92                                7.00
                                                                            7.72                                7.00
                                                                            7.43                                7.25
12/94                                                                       7.28                                6.50
                                                                            7.50                                7.25
                                                                            7.76                                7.25
                                                                            7.84                               7.375
12/95                                                                       7.94                                7.25
                                                                            7.81                               7.375
                                                                            7.70                                7.25
                                                                            7.84                                7.25
12/96                                                                       7.98                                7.50
                                                                            7.50                                7.50
                                                                            7.97                              7.6875
                                                                            8.10                               7.625
12/97                                                                       8.05                                8.00
                                                                            8.18                               8.125
                                                                            8.17                              7.8125
                                                                            7.87                               7.625
12/98                                                                       7.84                                7.75
                                                                            7.75                                7.00
                                                                            7.51                               6.875
                                                                            7.39                               6.375
12/99                                                                       7.25                              5.6875
                                                                            7.23                              6.1875
                                                                            7.12                              6.5625
                                                                            7.06                              6.5625
12/00                                                                       6.85                              6.5625
                                                                            6.93                                6.89
                                                                            6.68                                7.04
                                                                            6.55                                6.88
12/01                                                                       6.50                                6.33
                                                                            6.32                                6.19
                                                                            6.13                                6.12
                                                                            6.05                                5.94
12/02                                                                       6.10                                5.71

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD AND HIGH GRADE TEAMS. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE STEPHEN ESSER, MANAGING DIRECTOR; AND DEANNA LOUGHNANE, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE HIGH GRADE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; AND DAVID HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The most significant factor affecting
the market for government bonds over the past 12 months was the steep drop in interest rates across the yield curve. Continued weakness in the U.S. economy led the Federal Reserve Board (the Fed) to reduce interest rates, which had the usual effect of lowering interest rates at the short end of the yield curve. Rates also fell in the long and intermediate segments of the curve as investors shifted assets out of sectors (such as corporate bonds) and asset classes (such as equities) that were affected by corporate-governance scandals and ongoing economic weakness.

    Declining interest rates had a profound effect on the mortgage-backed markets. Homeowners took advantage of this trend to refinance their mortgages at low rates not seen since the 1960s. The wave of refinancing activity reached record levels by the fall of 2002, when by some estimates the vast majority of the mortgage-backed universe was vulnerable to refinancing. This had the effect of reducing the option-adjusted durations of most mortgage-backed securities by a significant amount, and was a significant factor in the sector's underperformance relative to Treasuries.

    The 12-month period ended December 31, 2002, was also a highly volatile time in the high-yield market. The year got off to a strong start, with the credit markets well supported by strong economic activity in the first quarter of the year. At that point, the market consensus appeared to coalesce around expectations of continued economic strength.

    The market took a decided turn for the worse for the next six months. The primary culprit, at least initially, was the growing number and severity of corporate-governance scandals, including the bankruptcies of Adelphia and WorldCom. The latter had a particularly strong effect on the high-yield markets because of the large amount of bonds originating in the telecommunications sector. Economic fears also resurfaced when it became clear that a recovery in the second half was increasingly unlikely. Finally, continued weakness in corporate profits served to undermine both the credit and equity markets. These factors combined to make June and July two of the worst back-to-back months in the history of the high-yield market.

    As in the final months of 2001, the last two months of 2002 were somewhat more positive for high-yield bonds. While the corporate credit spreads over U.S. Treasuries remained fairly wide by historical standards, the high-yield market on the whole experienced a reversal of some of its previous losses as money began to flow back into the asset class.

    Issuance during the period was generally moderate. While it was off from the record highs of the late 1990s, corporations still managed to bring roughly $60 to $70 billion in new bonds to market. This supply of debt was relatively well balanced against demand over the course of the year; in fact, the level of issuance tended to vary with market demand. Economic uncertainty also led investors to favor bonds of higher credit quality. This was a continuation of a two-year trend, and stood in marked contrast to the period of 1997 through 1999 when lower-rated companies (many of them in the telecommunications sector) brought record amounts of bonds to market.

    That last wave of issuance of lower-quality bonds proved to be a major factor in the rising rate of defaults from 2000 through 2001. While defaults remained well above historical averages in 2002, they did appear to taper off and decline in the last months of the year.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   The trust continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0345 per share translates to a distribution rate of 7.25 percent based on the trust's common share market price as of December 31, 2002. For the 12-month period ended December 31, 2002, the trust generated a total return of -2.59 percent based on common share market price. This reflects a decrease in common share market price from $6.33 per share on December 31, 2001 to $5.71 per share on December 31, 2002.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   The performance of the trust's
credit exposure reflected the general turbulence in the credit markets. The greatest impact came from the trust's exposure to the cable and telecom industries. These were two of the worst-performing sectors of the market because of a combination of deteriorating industry fundamentals and high default rates. The trust also experienced the effects of poor security selection in a few select industries. On the positive side, our underweighted positions in utilities and airlines helped relative performance, as did good security selection in broadcasting.

    By contrast, the trust's holdings of high-grade bonds served to stabilize the portfolio. The trust benefited from the strong performance of its mortgage holdings.

Q   WHAT STRATEGIES DID YOU USE IN
    MANAGING THE TRUST?

A   At the beginning of the year, we
were concerned that interest rates had fallen to unsustainably low levels. We moved to protect the portfolio from any increases in rates by shortening its duration. When it became clear in the spring that the economy was unlikely to recover soon, we returned the fund to a more neutral interest-rate posture to capture some additional return. We became concerned about the level of rates once again later in the year, and trimmed the portfolio's duration in the late summer. With the yield curve becoming steeper over the course of the year, our analysis indicated that the best way to shorten the portfolio was through the sale of bonds primarily in the five-year maturity range.

    Our primary strategy within the mortgage-backed segment of the portfolio continued to be to maintain a balance between protecting the portfolio from prepayments while maintaining a reasonable yield. One of the ways we did this was to adjust the portfolio's exposure to various coupon levels as market levels shifted. For example, as interest rates were falling, we reinvested the proceeds of bonds that had been called because of refinancing activity into bonds with lower coupons. These bonds were less likely to be called, and offered the added benefit of greater sensitivity to falling interest rates. Later in the period, we began to reposition the portfolio to protect it from an increase in interest rates.

    Within the credit segment, we continued to follow our strategy of rigorous bottom-up security analysis and selection. Our purchases were generally made with an eye to capitalizing on securities that had become oversold and as a result offered compelling value. Our analysts were able to identify attractive opportunities across a wide range of sectors including chemicals, forest products, transportation, manufacturing and general industrial issues. These securities offered the additional benefit of giving the portfolio exposure to economically-sensitive sectors that we anticipate will perform strongly when the economy turns the corner.

    In keeping with our bottom-up focus, we sold some of the portfolio's positions that no longer met our investment criteria. Some of these bonds had met their performance targets, while others experienced deteriorating fundamentals. Many of our sales were from the portfolio's holdings of telecom, cable and wireless securities. We also allowed market forces to reduce the portfolio's weightings in these sectors. By the end of the period, the trust was underweighted in these troubled sectors relative to its benchmark.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   Economically speaking, we expect
2003 to be a more stable year. We do not expect any more wild gyrations in the economy, and look forward to greater investor confidence on the credit side of the fixed-income markets. Inflation is likely to remain a non-issue in the U.S.

    As a result of these factors, yield spreads between government and higher-risk sectors are likely to move closer to historic levels over the course of the year. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Fed believes the economy has turned the corner. We will continue to monitor the economy and the markets closely for opportunities.

    We would not be surprised to see many such opportunities in the high-yield sector. In spite of the strong upturn at the end of the year, high-yield spreads remain at historically wide levels. These spreads are especially attractive considering that the default rate in the market appears to be declining and could very well fall further in the coming year. The relatively high quality of most of the issuance over the past few years bodes especially well for a continued decrease in default rates. Our economic research also indicates that the economy is likely to grow moderately in the coming year, perhaps somewhere in the range of 2 percent to 3 percent, which should also be supportive of the high-yield market.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

DEFAULT: The failure to make required debt payments on time.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           DOMESTIC CORPORATE BONDS  35.0%
           AUTOMOTIVE  2.0%
$ 1,010    Aetna Industries, Inc. (a) (b)
           (i).............................     11.875%  10/01/06               $   161,600
    110    ArvinMeritor, Inc. .............      8.750   03/01/12                   116,285
    205    Autonation, Inc. ...............      9.000   08/01/08                   208,075
    100    Collins & Aikman Products
           Co. ............................     11.500   04/15/06                    84,500
    305    Collins & Aikman Products
           Co. ............................     10.750   12/31/11                   292,037
    310    Dana Corp. .....................      9.000   08/15/11                   300,700
    315    Dura Operating Corp. ...........      8.625   04/15/12                   318,150
    155    Lear Corp. .....................      8.110   05/15/09                   164,687
    260    Metaldyne Corp. ................     11.000   06/15/12                   214,500
                                                                                -----------
                                                                                  1,860,534
                                                                                -----------
           BUILDING MATERIALS  1.0%
    125    Brand Services, Inc.,
           144A--Private Placement (d).....     12.000   10/15/12                   131,875
    160    NMHG Holding Co. ...............     10.000   05/15/09                   160,800
     60    Nortek Holdings, Inc. ..........      9.250   03/15/07                    61,950
    295    Schuler Homes, Inc. ............      9.375   07/15/09                   302,375
    270    Trimas Corp., 144A--Private
           Placement (d)...................      9.875   06/15/12                   268,650
     10    Trimas Corp., 144A--Private
           Placement (d)...................      9.875   06/15/12                     9,950
                                                                                -----------
                                                                                    935,600
                                                                                -----------
           CAPTIVE FINANCE  0.5%
    140    Case Credit Corp. ..............      6.125   02/15/03                   139,099
    310    Ford Motor Credit Co. ..........      7.250   10/25/11                   301,700
                                                                                -----------
                                                                                    440,799
                                                                                -----------
           CHEMICALS  2.2%
    120    FMC Corp., 144A--Private
           Placement (d)...................     10.250   11/01/09                   130,200
    480    Huntsman ICI Chemicals..........     10.125   07/01/09                   400,800
    140    ISP Chemco, Inc. ...............     10.250   07/01/11                   145,600
    310    ISP Holdings, Inc. .............     10.625   12/15/09                   271,250
    195    Johnsondiversey, Inc., 144A--
           Private Placement (d)...........      9.625   05/15/12                   206,212

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           CHEMICALS (CONTINUED)
$    65    Johnsondiversey, Inc., 144A--
           Private Placement (Euro) (d)....      9.625%  05/15/12               $    69,058
    140    Lyondell Chemical Co. ..........      9.875   05/01/07                   135,100
    185    Lyondell Chemical Co. ..........      9.500   12/15/08                   172,975
    325    Millennium America, Inc. .......      7.000   11/15/06                   315,656
     18    Pioneer Cos., Inc. (Variable
           Rate Coupon)....................      4.900   12/31/06                    12,682
    150    Terra Industries, Inc. .........     10.500   06/15/05                   137,250
     65    Westport Resources Corp., 144A--
           Private Placement (d)...........      8.250   11/01/11                    68,575
                                                                                -----------
                                                                                  2,065,358
                                                                                -----------
           CONSTRUCTION MACHINERY  1.0%
    135    Case Corp. .....................      6.250   12/01/03                   130,985
    730    Manitowoc, Inc., 144A--Private
           Placement (d)...................     10.500   08/01/12                   761,025
                                                                                -----------
                                                                                    892,010
                                                                                -----------
           CONSUMER PRODUCTS  0.8%
    435    Muzak LLC.......................      9.875   03/15/09                   356,700
    500    Outsourcing Services Group,
           Inc., Ser B.....................     10.875   03/01/06                   390,000
                                                                                -----------
                                                                                    746,700
                                                                                -----------
           ELECTRIC  0.8%
    290    Calpine Corp. ..................      8.500   02/15/11                   127,600
    200    El Paso Energy Partners LP,
           144A--Private Placement (d).....     10.625   12/01/12                   205,500
    250    Monongahela Power Co. ..........      5.000   10/01/06                   241,592
    225    PSEG Energy Holdings, Inc. .....      8.625   02/15/08                   188,095
                                                                                -----------
                                                                                    762,787
                                                                                -----------
           ENVIRONMENTAL SERVICES  1.1%
    140    Allied Waste North America,
           Inc. ...........................      8.875   04/01/08                   142,800
    435    Allied Waste North America,
           Inc. ...........................     10.000   08/01/09                   433,912
    430    Waste Management, Inc. .........      7.125   10/01/07                   469,864
                                                                                -----------
                                                                                  1,046,576
                                                                                -----------
           FOOD  1.0%
    190    Michael Foods, Inc., Ser B......     11.750   04/01/11                   213,750
     80    Smithfield Foods, Inc. .........      7.625   02/15/08                    78,400
    660    Smithfield Foods, Inc. .........      8.000   10/15/09                   676,500
                                                                                -----------
                                                                                    968,650
                                                                                -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           GAMING  2.6%
$   210    Harrahs Operating Co., Inc. ....      7.875%  12/15/05               $   223,125
    150    Harrahs Operating Co., Inc. ....      8.000   02/01/11                   173,266
    475    Horseshoe Gaming LLC............      8.625   05/15/09                   507,062
    490    International Game Technology...      8.375   05/15/09                   546,350
    180    Park Place Entertainment
           Corp. ..........................      7.875   12/15/05                   183,600
    250    Park Place Entertainment
           Corp. ..........................      8.875   09/15/08                   266,270
    300    Station Casinos, Inc. ..........      8.875   12/01/08                   313,500
    200    Station Casinos, Inc. ..........      9.875   07/01/10                   218,000
                                                                                -----------
                                                                                  2,431,173
                                                                                -----------
           HEALTHCARE  2.4%
    390    Amerisourcebergen Corp. ........      8.125   09/01/08                   417,300
     40    Fisher Scientific International,
           Inc.............................      9.000   02/01/08                    41,900
    180    Fisher Scientific International,
           Inc.............................      7.125   12/15/05                   183,600
     65    Fisher Scientific International,
           Inc.............................      9.000   02/01/08                    68,087
    250    Fresenius Medical Care Capital
           Trust II........................      7.875   02/01/08                   246,875
    220    Fresenius Medical Care Capital
           Trust IV........................      7.875   06/15/11                   214,500
    335    HCA, Inc. ......................      8.750   09/01/10                   386,101
    105    HEALTHSOUTH Corp. ..............      7.625   06/01/12                    87,150
     85    Manor Care, Inc. ...............      8.000   03/01/08                    90,100
    180    Omnicare, Inc. .................      8.125   03/15/11                   193,500
    345    Tenet Healthcare Corp. .........      6.500   06/01/12                   312,861
                                                                                -----------
                                                                                  2,241,974
                                                                                -----------
           HOME CONSTRUCTION  1.0%
    240    Tech Olympic USA, Inc. .........      9.000   07/01/10                   234,000
    180    Tech Olympic USA, Inc., 144A--
           Private Placement (d)...........     10.375   07/01/12                   171,000
    525    Toll Corp. .....................      8.250   02/01/11                   530,250
                                                                                -----------
                                                                                    935,250
                                                                                -----------
           INDEPENDENT ENERGY  0.2%
    240    Equistar Chemicals LP...........     10.125   09/01/08                   219,600
                                                                                -----------

           INTEGRATED ENERGY  1.6%
    445    BRL Universal Equipment.........      8.875   02/15/08                   465,025
    510    Chesapeake Energy Corp. ........      8.125   04/01/11                   527,850

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           INTEGRATED ENERGY (CONTINUED)
$   345    Hanover Equipment Trust, 144A--
           Private Placement (d)...........      9.487%  09/01/08               $   338,100
    125    Hanover Equipment Trust, 144A--
           Private Placement (d)...........      9.737   09/01/11                   121,250
                                                                                -----------
                                                                                  1,452,225
                                                                                -----------
           LIFE INSURANCE  1.3%
    795    Americo Life, Inc. .............      9.250   06/01/05                   755,250
    215    Anthem Insurance Cos., Inc.,
           144A--Private Placement (d).....      9.125   04/01/10                   258,418
    215    Health Net, Inc. ...............      8.375   04/15/11                   248,272
                                                                                -----------
                                                                                  1,261,940
                                                                                -----------
           LODGING  1.9%
    250    Hilton Hotels Corp. ............      7.950   04/15/07                   259,956
    140    HMH Properties, Inc. ...........      7.875   08/01/05                   138,600
    290    HMH Properties, Inc., Ser B.....      7.875   08/01/08                   282,750
    320    Prime Hospitality Corp. ........      8.375   05/01/12                   312,000
     65    Starwood Hotels Resorts, 144A--
           Private Placement (d)...........      7.375   05/01/07                    64,187
    455    Starwood Hotels Resorts, 144A--
           Private Placement (d)...........      7.875   05/01/12                   452,725
    230    Venetian Casino Resort LLC,
           144A--Private Placement (d).....     11.000   06/15/10                   241,500
                                                                                -----------
                                                                                  1,751,718
                                                                                -----------
           MEDIA-CABLE  0.8%
    500    Charter Communication Holdings
           LLC.............................      8.250   04/01/07                   225,000
    300    Echostar DBS Corp. .............      9.250   02/01/06                   315,000
     75    Echostar DBS Corp. .............      9.375   02/01/09                    79,688
  1,000    Park N View, Inc., Ser B (a) (b)
           (i).............................     13.000   05/15/08                    10,000
    160    Pegasus Communications Corp.,
           Ser B...........................      9.750   12/01/06                    85,600
                                                                                -----------
                                                                                    715,288
                                                                                -----------
           MEDIA-NONCABLE  2.2%
    400    AOL Time Warner, Inc. ..........      6.875   05/01/12                   423,317
    205    Echostar DBS Corp. .............      9.125   01/15/09                   216,788
    275    Interep National Radio Sales,
           Inc., Ser B.....................     10.000   07/01/08                   215,875
    330    Mail Well I Corp. ..............      9.625   03/15/12                   295,350
    110    News America Holdings, Inc. ....      7.750   01/20/24                   110,392
    320    Nextmedia Operating, Inc. ......     10.750   07/01/11                   338,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           MEDIA-NONCABLE (CONTINUED)
$   325    Primedia, Inc. .................      8.875%  05/15/11               $   295,750
    170    Salem Communications Corp. .....      7.750   12/15/10                   170,425
                                                                                -----------
                                                                                  2,065,897
                                                                                -----------
           METALS  0.6%
    500    Doe Run Resources Corp.,
           Ser B (a).......................     11.250   03/15/05                   102,500
    750    GS Technologies Operating, Inc.
           (a) (b) (i).....................     12.000   09/01/04                    22,500
    200    Oregon Steel Mills, Inc., 144A--
           Private Placement (d)...........     10.000   07/15/09                   204,000
     47    Republic Engineer Products
           (i).............................     10.000   08/16/09                    11,765
    325    UCAR Finance, Inc. .............     10.250   02/15/12                   260,000
                                                                                -----------
                                                                                    600,765
                                                                                -----------
           NATURAL GAS PIPELINES  0.1%
    265    Dynegy Holdings, Inc. ..........      6.875   04/01/11                    91,425
                                                                                -----------

           OIL FIELD SERVICES  1.3%
    150    Magnum Hunter Resources,
           Inc. ...........................      9.600   03/15/12                   160,125
    170    Stone Energy Corp. .............      8.250   12/15/11                   177,650
    500    Transocean, Inc. ...............      6.500   04/15/03                   505,126
    300    Transocean, Inc. ...............      9.500   12/15/08                   379,913
                                                                                -----------
                                                                                  1,222,814
                                                                                -----------
           OTHER INDUSTRIAL  0.4%
    250    Eagle-Picher Industries,
           Inc. ...........................      9.375   03/01/08                   177,500
    320    Foamex LP/ Capital Corp., 144A--
           Private Placement (d)...........     10.750   04/01/09                   225,600
                                                                                -----------
                                                                                    403,100
                                                                                -----------
           PACKAGING  1.1%
    575    Owens-Illinois, Inc. ...........      7.500   05/15/10                   531,875
    250    Riverwood International
           Corp. ..........................     10.875   04/01/08                   252,500
    250    Tekni-Plex, Inc., Ser B.........     12.750   06/15/10                   235,000
                                                                                -----------
                                                                                  1,019,375
                                                                                -----------
           PAPER  0.6%
    215    Louisiana Pacific Corp. ........     10.875   11/15/08                   232,200
    145    Louisiana Pacific Corp. ........      8.875   08/15/10                   155,808
     45    Pliant Corp. ...................     13.000   06/01/10                    41,513
    165    Pliant Corp. ...................     13.000   06/01/10                   151,800
                                                                                -----------
                                                                                    581,321
                                                                                -----------
           REAL ESTATE INVESTMENT TRUSTS  0.4%
    320    Istar Financial, Inc. ..........      8.750   08/15/08                   340,930
                                                                                -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           REFINING  1.0%
$   250    Frontier Oil Corp. .............     11.750%  11/15/09               $   258,750
    425    Tesoro Petroleum Corp. .........      9.625   04/01/12                   278,375
    435    Vintage Petroleum, Inc. ........      7.875   05/15/11                   426,300
                                                                                -----------
                                                                                    963,425
                                                                                -----------
           RETAIL  1.6%
    420    Big 5 Corp., Ser B..............     10.875   11/15/07                   438,900
    255    Elizabeth Arden, Inc. ..........     11.750   02/01/11                   263,925
    130    Gap, Inc. ......................     10.550   12/15/08                   142,350
     45    Penney JC Co., Inc. ............      7.600   04/01/07                    45,788
     35    Penney JC Co., Inc. ............      6.875   10/15/15                    29,925
    125    Penney JC Co., Inc., 144A--
           Private Placement (d)...........      9.000   08/01/12                   128,125
    315    Premier Parks, Inc. (e).........   0/10.000   04/01/08                   306,338
  1,000    Sleepmaster LLC, Ser B (a)
           (b).............................     11.000   05/15/09                   158,750
                                                                                -----------
                                                                                  1,514,101
                                                                                -----------
           SERVICES  0.7%
    290    CB Richard Ellis Service,
           Inc. ...........................     11.250   06/15/11                   268,250
    365    Intermet Corp. .................      9.750   06/15/09                   330,325
     95    Iron Mountain, Inc. ............      7.750   01/15/15                    95,475
                                                                                -----------
                                                                                    694,050
                                                                                -----------
           SUPERMARKETS  0.3%
    271    Kroger Co., 144A--Private
           Placement (d)...................      8.500   07/15/17                   296,090
                                                                                -----------

           TECHNOLOGY  0.5%
    250    Fairchild Semiconductor
           Corp. ..........................     10.500   02/01/09                   271,250
    445    Solectron Corp., Inc., LYON.....      *       11/20/20                   228,063
                                                                                -----------
                                                                                    499,313
                                                                                -----------
           TELECOMMUNICATIONS  2.0%
    405    American Cellular Corp. ........      9.500   10/15/09                    78,975
    160    Centennial Communications
           Corp............................     10.750   12/15/08                    87,200
    400    E.Spire Communications,
           Inc. (a) (b)....................     13.000   11/01/05                        40
    219    Exodus Communications, Inc. (a)
           (b) (i).........................     11.250   07/01/08                    13,119
    350    Exodus Communications, Inc. (a)
           (b) (i).........................     11.625   07/15/10                    21,001
    322    Focal Communications Corp. (a)
           (b).............................     11.875   01/15/10                     8,050

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           TELECOMMUNICATIONS (CONTINUED)
$   110    Globix Corp., 144A--Private
           Placement (d)...................     11.000%  05/01/08               $    79,868
    250    ICG Holdings, Inc. (a) (b)......     13.500   09/15/05                     2,500
    515    Metromedia Fiber Network, Inc.
           (a) (b) (i).....................     10.000   12/15/09                     1,288
    610    Nextel Communications, Inc. ....      9.375   11/15/09                   555,100
    480    Nextlink Communications, Inc.
           (a) (b).........................     10.500   12/01/09                     3,000
    200    Primus Telecom Group............      9.875   05/15/08                   119,000
  1,120    PSINET, Inc. (a) (b)............     10.500   12/01/06                    39,200
     65    RH Donnelley Fin Corp. I, 144A--
           Private Placement (d)...........      8.875   12/15/10                    69,875
    150    RH Donnelley Fin Corp. I, 144A--
           Private Placement (d)...........     10.875   12/15/12                   164,250
    300    SBA Communications Corp. (e)....   0/12.000   03/01/08                   160,500
     90    SBA Communications Corp. .......     10.250   02/01/09                    49,050
    180    Triton PCS, Inc. ...............      8.750   11/15/11                   146,700
    165    WorldCom, Inc. (a) (b)..........      6.950   08/15/28                    39,600
    800    WorldCom, Inc. (a) (b)..........      8.250   05/15/31                   192,000
                                                                                -----------
                                                                                  1,830,316
                                                                                -----------
           TRANSPORTATION SERVICES  0.0%
     14    Aran Shipping & Trading, SA
           (a).............................      8.300   01/31/04                         0
                                                                                -----------

TOTAL DOMESTIC CORPORATE BONDS  35.0%........................................    32,851,104
                                                                                -----------

           FOREIGN BONDS AND DEBT SECURITIES (US $)  6.6%
           AUSTRALIA  0.1%
    230    Murrin Murrin Holdings Property
           Ltd. (a)........................      9.375   08/31/07                    56,350
                                                                                -----------

           BERMUDA  0.0%
  1,125    Global Crossing Holdings Ltd.
           (a) (b).........................      9.125   11/15/06                    39,375
                                                                                -----------

           BRAZIL  0.2%
    500    Multicanal Participacoes, Ser
           B...............................     12.625   06/18/04                   151,250
                                                                                -----------

           CANADA  3.7%
    200    360 Networks, Inc. (a) (i)......     13.000   05/01/08                         0
    180    Acetex Corp. ...................     10.875   08/01/09                   191,700
    300    Air Canada......................     10.250   03/15/11                   169,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           CANADA (CONTINUED)
$   375    Alliance Atlantis
           Communications, Inc. ...........     13.000%  12/15/09               $   410,625
     25    Corus Entertainment, Inc. ......      8.750   03/01/12                    26,594
    296    Hollinger Participation Trust,
           144A--Private Placement (d).....     12.125   11/15/10                   279,724
    450    Husky Oil Ltd. (Variable Rate
           Coupon).........................      8.900   08/15/28                   497,722
    250    Hydrochem Industrial Services,
           Inc., Ser B.....................     10.375   08/01/07                   189,062
    243    MDC Corp., Inc. ................     10.500   12/01/06                   218,700
    500    Microcell Telecommunications,
           Ser B (a).......................     14.000   06/01/06                    17,500
    200    Norske Skog Canada Ltd. ........      8.625   06/15/11                   202,500
    300    Pacifica Papers, Inc. ..........     10.000   03/15/09                   318,750
     55    PCI Chemicals Canada, Inc. .....     10.000   12/31/08                    38,525
    150    Quebecor Media, Inc. ...........     11.125   07/15/11                   138,938
     75    Quebecor Media, Inc. (e)........   0/13.750   07/15/11                    42,844
    205    Radnor Holdings Corp., Ser B....     10.000   12/01/03                   175,275
    375    Tembec Industries, Inc. ........      7.750   03/15/12                   365,625
    140    Tembec Industries, Inc. ........      8.500   02/01/11                   141,750
                                                                                -----------
                                                                                  3,425,334
                                                                                -----------
           GERMANY  0.0%
    785    Callahan Nordrhein Westfallen
           (a) (b).........................     14.000   07/15/10                    33,363
                                                                                -----------

           IRELAND  0.4%
    325    MDP Acquisitions PLC (Euro).....     10.125   10/01/12                   348,715
                                                                                -----------

           LUXEMBOURG  0.2%
    160    Tyco International Group SA.....      6.750   02/15/11                   151,476
                                                                                -----------

           MEXICO  0.6%
    475    Satelites Mexicanos SA..........     10.125   11/01/04                   182,875
    425    TV Azteca SA....................     10.500   02/15/07                   385,156
                                                                                -----------
                                                                                    568,031
                                                                                -----------
           SINGAPORE  0.5%
    250    Flextronics International
           Ltd. ...........................      8.750   10/15/07                   258,125
    230    Flextronics International
           Ltd. ...........................      9.875   07/01/10                   248,975
                                                                                -----------
                                                                                    507,100
                                                                                -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           UNITED KINGDOM  0.9%
$   155    Avecia Group PLC................     11.000%  07/01/09               $   121,675
    600    British Sky Broadcasting Group
           PLC.............................      8.200   07/15/09                   648,991
    500    Telewest Communications PLC
           (a).............................     11.000   10/01/07                    92,500
    140    Telewest Communications PLC (a)
           (e).............................   0/11.375   02/01/10                    18,200
                                                                                -----------
                                                                                    881,366
                                                                                -----------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  6.6%................................     6,162,360
                                                                                -----------

           COLLATERALIZED MORTGAGE OBLIGATIONS  0.2%
  1,236    Government National Mortgage
           Association Pools (Interest
           Only) REMIC (f).................      5.980   05/16/32                    84,926
  1,065    Government National Mortgage
           Association Pools (Interest
           Only) REMIC (f).................      6.580   05/16/32                    77,263
                                                                                -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS....................................       162,189
                                                                                -----------

           MORTGAGE BACKED SECURITIES  14.4%
  3,054    Federal Home Loan Mortgage Corp.
           30 Year Pools...................      7.500   11/01/29 to 10/01/31     3,243,054
    240    Federal National Mortgage
           Association 15 Year Pools.......      6.500   06/01/15                   254,849
  1,074    Federal National Mortgage
           Association 15 Year Pools.......      7.000   03/01/15 to 05/01/15     1,143,844
    271    Federal National Mortgage
           Association 15 Year Pools.......      7.500   03/01/15 to 06/01/15       289,646
  1,690    Federal National Mortgage
           Association 30 Year Pools.......      6.000   04/01/28 to 12/01/28     1,754,434
  2,001    Federal National Mortgage
           Association 30 Year Pools.......      7.500   03/01/30 to 03/01/32     2,125,618
    635    Government National Mortgage
           Association 30 Year Pools.......      7.000   07/15/29 to 01/15/30       673,278
  1,503    Government National Mortgage
           Association 30 Year Pools.......      7.500   07/15/23 to 09/15/29     1,614,451
    933    Government National Mortgage
           Association 30 Year Pools.......      8.000   03/15/17 to 10/15/22     1,023,161

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON           MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$   330    Government National Mortgage
           Association 30 Year Pools.......      8.500%  07/15/24 to 12/15/24   $   363,463
    786    Government National Mortgage
           Association 30 Year Pools.......      9.000   08/15/16 to 12/15/24       875,113
    137    Government National Mortgage
           Association 30 Year Pools.......      9.500   11/15/09 to 01/15/17       153,659
                                                                                -----------

TOTAL MORTGAGE BACKED SECURITIES  14.4%......................................    13,514,570
                                                                                -----------

           UNITED STATES GOVERNMENT AGENCY OBLIGATION  3.4%
  2,500    Federal National Mortgage
           Association (c).................      7.250   05/15/30                 3,155,365
                                                                                -----------

           UNITED STATES TREASURY OBLIGATIONS  22.0%
  1,625    United States Treasury Bonds
           (c).............................      8.125   08/15/21                 2,287,316
  2,400    United States Treasury Bonds
           (c).............................      8.875   02/15/19                 3,544,689
  7,400    United States Treasury Bonds
           (c).............................     10.750   02/15/03                 7,484,989
    250    United States Treasury Bonds....     11.250   02/15/15                   416,416
  1,450    United States Treasury Bonds
           (c).............................      8.750   08/15/20                 2,141,469
  1,700    United States Treasury Bonds
           (c).............................     10.750   05/15/03                 1,759,634
  1,600    United States Treasury Bonds
           (c).............................     11.125   08/15/03                 1,697,688
  1,350    United States Treasury Notes....      6.250   02/15/03                 1,358,439
                                                                                -----------

TOTAL UNITED STATES TREASURY OBLIGATIONS.....................................    20,690,640
                                                                                -----------

           FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  0.8%
    332    Federal Republic of Brazil
           (Brazil)........................      8.000   04/15/14                   219,173
    490    United Mexican States
           (Mexico)........................      8.375   01/14/11                   554,925
                                                                                -----------

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS...................       774,098
                                                                                -----------

EQUITIES  1.2%
Aurora Foods, Inc. (8,855 Common Shares) (g)................        6,907
Broadwing Communications, Inc. (5,600 Preferred Shares).....       51,100
Dobson Communications Corp. (5,160 Preferred Shares) (h)....      248,970
Globix Corp. (12,844 Common Shares) (g).....................       25,688
HF Holdings, Inc. (5,260 Common Stock Warrants) (g) (i).....            0
Intermedia Communications, Inc. (1,260 Preferred Shares) (a)
  (h).......................................................        5,985
McLeodUSA, Inc. (2,015 Preferred Shares) (g)................        8,261
McLeodUSA, Inc. (4,466 Preferred Stock Warrants) (g)........        1,563
McLeodUSA, Inc., Class A (497 Common Shares) (g)............          417

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

                                                                MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Nextel Communications, Inc. (3,160 Preferred Shares) (h)....  $   291,510
Optel, Inc. (500 Common Shares) (g) (i).....................            0
Park N View, Inc., 144A--Private Placement (1,000 Common
  Stock Warrants) (d) (g) (i)...............................           10
Paxon Communications Corp. (4,100 Preferred Shares) (h).....      214,225
Pioneer Cos., Inc. (3,533 Common Shares) (g)................        6,359
Republic Technologies International, Inc., 144A--Private
  Placement (250 Common Stock Warrants) (d) (g).............            3
Star Gas Partners, LP (143 Limited Partnership Interest
  Units)....................................................        2,646
Startec Global Communications, 144A--Private Placement
    (1,000 Common Stock Warrants) (d) (g) (i)...............            0
TNP Enterprises, Inc. (3,750 Preferred Shares) (h)..........      244,688
                                                              -----------

TOTAL EQUITIES  1.2%........................................    1,108,332
                                                              -----------

TOTAL LONG-TERM INVESTMENTS  83.6%
    (Cost $89,561,215)......................................   78,418,658

REPURCHASE AGREEMENT  12.7%
Banc of America Securities LLC ($11,930,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 12/31/02, to be sold on 01/02/03 at
  $11,930,795)
    (Cost $11,930,000)......................................   11,930,000
                                                              -----------

TOTAL INVESTMENTS  96.3%
    (Cost $101,491,215).....................................   90,348,658

OTHER ASSETS IN EXCESS OF LIABILITIES  3.7%.................    3,460,442
                                                              -----------

NET ASSETS  100.0%..........................................  $93,809,100
                                                              ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

 * Zero coupon bond

(a) Non-income producing as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Assets segregated as collateral for open forward transactions.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market.

(g) Non-income producing security.

(h) Payment-in-kind security.

(i) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

LYON--Liquid Yield Option Note
REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments, including repurchase agreement of
  $11,930,000 (Cost $101,491,215)...........................  $ 90,348,658
Cash........................................................           172
Receivables:
  Investments Sold..........................................     5,322,726
  Interest..................................................     1,620,199
Forward Commitments.........................................        76,681
Other.......................................................        34,517
                                                              ------------
    Total Assets............................................    97,402,953
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,341,438
  Investment Advisory Fee...................................        51,644
  Affiliates................................................         1,993
Trustees' Deferred Compensation and Retirement Plans........        98,706
Accrued Expenses............................................        69,412
Forward Foreign Currency Contracts..........................        30,660
                                                              ------------
    Total Liabilities.......................................     3,593,853
                                                              ------------
NET ASSETS..................................................  $ 93,809,100
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($93,809,100 divided by
  15,371,738 shares outstanding)............................  $       6.10
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,371,738 shares issued and outstanding).....  $122,393,211
Accumulated Undistributed Net Investment Income.............    (1,120,176)
Net Unrealized Depreciation.................................   (11,096,106)
Accumulated Net Realized Loss...............................   (16,367,829)
                                                              ------------
NET ASSETS..................................................  $ 93,809,100
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $  6,647,827
Dividends...................................................       180,066
Other.......................................................        16,390
                                                              ------------
    Total Income............................................     6,844,283
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       619,799
Trustees' Fees and Related Expenses.........................        36,238
Custody.....................................................        24,568
Legal.......................................................         5,301
Other.......................................................       160,914
                                                              ------------
    Total Expenses..........................................       846,820
                                                              ------------
NET INVESTMENT INCOME.......................................  $  5,997,463
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (6,382,841)
  Forward Commitments.......................................       211,912
  Foreign Currency Contracts................................         1,715
  Foreign Currency Transactions.............................            45
                                                              ------------
Net Realized Loss...........................................    (6,169,169)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (12,167,795)
                                                              ------------
  End of the Period:
    Investments.............................................   (11,142,557)
    Forward Commitments.....................................        76,681
    Foreign Currency Contracts..............................       (30,660)
    Foreign Currency Translation............................           430
                                                              ------------
                                                               (11,096,106)
                                                              ------------
Net Unrealized Appreciation During the Period...............     1,071,689
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (5,097,480)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $    899,983
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  5,997,463         $  8,165,255
Net Realized Loss................................     (6,169,169)          (4,953,948)
Net Unrealized Appreciation During the Period....      1,071,689              564,175
                                                    ------------         ------------
Change in Net Assets from Operations.............        899,983            3,775,482

Distributions from Net Investment Income.........     (7,220,386)          (8,876,073)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (6,320,403)          (5,100,591)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...................................         81,841              339,575
                                                    ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................     (6,238,562)          (4,761,016)
NET ASSETS:
Beginning of the Period..........................    100,047,662          104,808,678
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($1,120,176) and ($519,132), respectively).....   $ 93,809,100         $100,047,662
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           -----------------------------
                                                            2002     2001 (a)     2000
                                                           -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $ 6.51     $ 6.85     $  7.25
                                                           ------     ------     -------
  Net Investment Income................................       .39        .53         .60
  Net Realized and Unrealized Gain/Loss................      (.33)      (.29)       (.40)
                                                           ------     ------     -------
Total from Investment Operations.......................       .06        .24         .20
Less Distributions from Net Investment Income..........       .47        .58         .60
                                                           ------     ------     -------
NET ASSET VALUE, END OF THE PERIOD.....................    $ 6.10     $ 6.51     $  6.85
                                                           ======     ======     =======

Common Share Market Price at End of the Period.........    $ 5.71     $ 6.33     $6.5625
Total Return (b).......................................    -2.59%      5.05%      26.59%
Net Assets at End of the Period (In millions)..........    $ 93.8     $100.0     $ 104.8
Ratio of Expenses to Average Net Assets................      .89%       .93%        .96%
Ratio of Net Investment Income to Average Net Assets...     6.29%      7.88%       8.51%
Portfolio Turnover.....................................      101%        46%         60%

(a) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was an increase in the ratio of net investment income to average net assets from 7.83% to 7.88%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

YEAR ENDED DECEMBER 31,
------------------------------------------------------------------
      1999      1998     1997     1996     1995     1994     1993
------------------------------------------------------------------
     $  7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15   $ 7.85
     -------   ------   ------   ------   ------   ------   ------
         .64      .66      .66      .66      .65      .65      .78
        (.63)    (.22)     .18     (.01)     .66     (.86)     .29
     -------   ------   ------   ------   ------   ------   ------
         .01      .44      .84      .65     1.31     (.21)    1.07
         .60      .65      .72      .66      .65      .66      .77
     -------   ------   ------   ------   ------   ------   ------
     $  7.25   $ 7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15
     =======   ======   ======   ======   ======   ======   ======

     $5.6875   $ 7.75   $ 8.00   $ 7.50   $ 7.25   $ 6.50   $ 7.75
     -19.81%    5.05%   16.97%   12.95%   21.83%   -8.06%   11.82%
     $ 110.9   $120.0   $123.1   $121.2   $121.4   $111.4   $124.7
        .95%     .96%     .91%    1.00%     .94%     .96%    1.00%
       8.46%    8.17%    8.32%    8.40%    8.50%    7.94%    8.99%
         28%      47%      55%      36%      34%      45%      53%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $15,817,862, which will expire between December 31, 2003 and December 31, 2010. Of this amount, $1,776,125 will expire on December 31, 2003.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $102,155,668
                                                                ============
Gross tax unrealized appreciation...........................    $  3,625,571
Gross tax unrealized depreciation...........................     (15,432,581)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(11,807,010)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary Income...........................................  $7,220,386    $8,876,073
  Long-term capital gain....................................         -0-           -0-
                                                              ----------    ----------
                                                              $7,220,386    $8,876,073
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent book and tax basis differences relating to paydowns on mortgage-backed securities totaling $175,956 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, $323,668 relating to a portion of the capital loss carryforward expiring in the current year was reclassified from accumulated net realized loss to capital, $6,915 relating to consent fee income and net realized foreign currency gains was reclassified from accumulated undistributed net investment income to accumulated net realized loss, and $804,750 relating to book and tax amortization differences was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $134,598

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post October losses, which are not recognized for tax purposes until the first day of the following fiscal year.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the year ended December 31, 2002, the Trust recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2002, the Trust recognized expenses of approximately $12,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, which is reported as part of "Other" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002 and 2001, paid in surplus related to common shares aggregated $122,393,211 and $122,635,038, respectively.

    Transactions in common shares were as follows:

                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 2002    DECEMBER 31, 2001
Beginning Shares...............................     15,358,477           15,308,194
Shares Issued Through Dividend Reinvestment....         13,261               50,283
                                                    ----------           ----------
Ending Shares..................................     15,371,738           15,358,477
                                                    ==========           ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $91,100,285 and $95,292,598, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FORWARD COMMITMENTS The Trust trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Trust and dealers. If the intent of the Trust is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Trust, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

The Trust's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of December 31, 2002.

                                                                             UNREALIZED
PAR AMOUNT                                                     CURRENT      APPRECIATION/
(000)        DESCRIPTION                                        VALUE       DEPRECIATION
             LONG CONTRACTS:
  $3,675     FHLMC February Forward, 7.00% coupon........    $ 3,863,344       $ 3,446
   2,400     FHLMC February Forward, 6.50% coupon........      2,495,251          (749)
   5,000     FNMA February Forward, 6.50% coupon.........      5,196,875         2,344
   1,500     FNMA January Forward, 5.50% coupon..........      1,530,000        28,125
   3,000     FNMA January Forward, 6.00% coupon..........      3,101,250        42,187
   1,000     GNMA January Forward, 5.50% coupon..........      1,025,312         1,328
                                                             -----------       -------
                                                             $17,212,032       $76,681
                                                             ===========       =======

B. FORWARD FOREIGN CURRENCY CONTRACTS A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. The following forward foreign currency contracts were outstanding as of December 31, 2002.

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
SHORT CONTRACTS:
Euro Currency
325,000 expiring 1/24/03..................................    $340,477      ($25,227)
70,000 expiring 1/24/03...................................      73,333        (5,433)
                                                              --------      --------
                                                              $413,810      ($30,660)
                                                              ========      ========

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and

Shareholders of Van Kampen Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 15, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 7, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 2002. For corporate shareholders, 2% of the distributions qualify for the dividends received deduction. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1997  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1997  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1997  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.

Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1997  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.

Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1997  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       92
(57)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.

Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          92
333 West Wacker Drive                   since 1997  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(57)
1 Parkview Plaza
Oakbrook Terrace, IL
60181

Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since November 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex since 1999. President and Chief
                                                              Operating Officer of Morgan Stanley Investment Management
                                                              since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan
                                                              Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                              Company Inc. Chairman, Chief Executive Officer and Director
                                                              of Morgan Stanley Distributors Inc. since June 1998.
                                                              Chairman since June 1998, and Director since January 1998 of
                                                              Morgan Stanley Trust. Director of various Morgan Stanley
                                                              subsidiaries. President of the Morgan Stanley Funds since
                                                              May 1999. Previously Chief Strategic Officer of Morgan
                                                              Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                              Company Inc. and Executive Vice President of Morgan Stanley
                                                              Distributors Inc. April 1997-June 1998, Vice President of
                                                              the Morgan Stanley Funds May 1997-April 1999, and Executive
                                                              Vice President of Dean Witter, Discover & Co. prior to May
                                                              1997.
Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP; and
                                                              Director of Morgan Stanley Trust for five years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
920, 957, 107                                                  Member NASD/SIPC.
VIN ANR 2/03                                                     9494B03-AS-2/03